UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 28, 2005
                        --------------------------------
                        (Date of earliest event reported)

                          NUEVO FINANCIAL CENTER, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                  0-31457                23-3048444
       -------------             ----------         ---------------------
         State of                Commission             IRS Employer
       incorporation             File Number        Identification Number

                             2112 Bergenline Avenue,
                              Union City, NJ 07087
                    ----------------------------------------
                    (Address of principal executive offices)

                               Tel: (201) 537-0956
                              --------------------
                           (Issuer's telephone number)

                    Millennium Capital Venture Holdings Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Copies of all communications, including all communications sent to the agent for service, should be sent to:

                                 Joseph I. Emas
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

On March 11, 2005, Nuevo Financial Center, Inc. (formally known as Millennium Capital Ventures, Inc.), we completed our acquisition of Telediscount Communications Inc., a New York corporation, pursuant to an Agreement and Plan of Merger, as announced in our current report on Form 8-K filed on March 28, 2005.

Nuevo Financial Center, Inc. files this amendment to the Form 8-K filed to include the financial statements required by Item 9, pursuant to Item 9(a), and the pro forma financial information required by Item 9, pursuant to Item 9(b).

(a) Financial statements of business acquired.

Telediscount Communications Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2004 and 2005, and Footnotes to the Financial Statements, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Telediscount Communications Inc. and Nuevo Financial Center, Inc., are filed as Exhibit 99.2 to this Form 8-K/A.

(c) Exhibits

Exhibit No.       Description
-----------       -----------

      99.1. Telediscount Communications Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002 and Footnotes to the Financial Statements.

      99.2 Unaudited Pro Forma Combined Financial Statements of Telediscount Communications Inc. and Nuevo Financial Center, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: December 8, 2005                    /s/ Jose Araque
                                          ----------------------------
                                          Jose Araque
                                          Chief Executive Officer
                                          Nuevo Financial Center, Inc.